ATAC Rotation Fund Investor Class: ATACX Institutional Class: ATCIX Summary Prospectus December 22, 2025 www.atacfunds.com/ATACX

Before you invest, you may want to review the ATAC Rotation Fund (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 22, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.atacfunds.com/ATACX. You can also get this information at no cost by calling 855-ATACFUND (855-282-2386).

Investment Objective

The ATAC Rotation Fund (the “Fund”) seeks to achieve absolute positive returns over time.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fee	0.25%	None
Other Expenses(1)
Interest Expense	0.01%	0.01%
All Other Expenses	0.74%	0.74%
Total Other Expenses	0.75%	0.75%
Acquired Fund Fees and Expenses(1)	0.18%	0.18%
Total Annual Fund Operating Expenses	2.43%	2.18%
Less: Fee Waiver (2)	-0.56%	-0.56%
Total Annual Fund Operating Expenses After Fee Waiver(1)(2)	1.87%	1.62%
(1)	The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratios of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”). Other Expenses also reflect the current contractual arrangements with the Fund’s service providers and not those of the Predecessor Fund (defined below).
(2)	Tidal Investments LLC (“Tidal” or the “Adviser”) has contractually agreed to waive a portion or all of its management fees and reimburse Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding certain expenses such as taxes, leverage interest, interest expense and dividends paid on short sales, brokerage commissions, AFFE, or extraordinary expenses (collectively, the “Excluded Expenses”)) do not exceed 1.69% of the average daily net assets of the Fund’s Investor Class shares and do not exceed 1.44% of the average daily net assets of the Fund’s Institutional Class shares. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least July 31, 2027. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Expense Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the contractual period noted in the table above). You may be required to pay brokerage commissions on your purchases and sales of shares of the Fund from a financial intermediary, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$196	$710	$1,250	$2,728
Institutional Class	$171	$634	$1,124	$2,474

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,327% of the average value of its portfolio.

Principal Investment Strategies

To achieve the Fund’s investment objective, Tactical Rotation Management, the Fund’s investment sub-adviser (the “Sub-Adviser”) invests the Fund’s assets primarily in shares of a diversified portfolio of exchange-traded funds (“ETFs”) that track various indices or multiples thereof, sometimes referred to in this Prospectus as “Underlying ETFs.” These indices may track the performance of the equity and/or fixed income markets, in general, or the performance of specific sectors (e.g., a large grouping of companies operating within the market that share similar characteristics) or market segments (e.g., large, medium, or small capitalization domestic and/or foreign companies, including those in emerging markets). The Fund may also invest in ETFs that seek to achieve returns on a daily or monthly basis that are a multiple of the returns of the target index through the utilization of leveraging techniques. The Fund may also invest in exchange-traded notes (“ETNs”). ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

The Sub-Adviser intends to invest in Underlying ETFs that correspond to one or more asset classes. The Underlying ETFs may hold equity securities (e.g., common and preferred stock) of small, medium and large capitalization domestic or foreign companies, which may include companies located in emerging markets. Underlying ETFs may also hold fixed income securities such as government and corporate bonds issued by a variety of domestic and foreign entities. These fixed income securities may have varying maturities (e.g., short-term, intermediate or long-term) and credit qualities (e.g., high quality, investment grade or below investment grade, also known as “junk bonds”). The Fund, however, reserves the right to invest all of its assets in any one asset class depending upon market conditions. When investing in Underlying ETFs that track multiples of various indices, the Fund limits its investments in such Underlying ETFs to 25% of total assets at the time of purchase. Additionally, the Fund may utilize leverage as part of the portfolio management process through investing in Underlying ETFs that utilize leveraging techniques. The Fund may invest in underlying funds that utilize futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process.

The Sub-Adviser’s proprietary investment approach is designed to target various segments of the investable landscape by allocating primarily between equities and bonds depending on the potential for near-term stock market volatility as signaled through inter-market trends and relative prices. When indicators suggest equity volatility is likely to fall, stocks tend to outperform bonds, and when indicators suggest equity volatility is likely to rise, bonds tend to outperform stocks. The Sub-Adviser’s approach allocates into equities, or bonds based on these historical observations and attempts to identify specific areas within each asset class which have the near-term potential to outperform. The Sub-Adviser uses quantitative signals that help to identify the ETFs in which to position the Fund’s portfolio. Using ETFs allows for liquid and timely exposure to desired markets and provides the Fund with the ability to reposition holdings in dynamic investing environments. Quantitative signals include relative momentum as measured by price movement, strength of the opportunity set defined as equities and bonds, and the firm’s proprietary combination of historically proven leading indicators of stock market volatility, as discovered through internal research.

The Fund can make aggressive moves into or out of any particular asset class on a short-term basis and, as a result, the Sub-Adviser expects that the Fund will have a high portfolio turnover rate. The Sub-Adviser anticipates that the Fund’s portfolio turnover could exceed 2,000% on an annual basis, depending on market conditions. Because the Fund pays transaction costs, such as commissions, when it buys and sells ETFs, a higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, in higher taxes. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance.

The use of leverage may magnify the effect of any decrease or increase in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Principal Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. Because the Fund invests primarily in Underlying ETFs, the Fund is subject to the risks associated with the Underlying ETFs in which it invests. The principal risks of investing in the Fund and the Underlying ETFs are:

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security in the Fund’s portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Associated Risks of Short-Term Signals. Because the Fund expects to change its exposure as frequently as weekly based on short-term price performance information, (i) the Fund’s exposure may be affected by significant market movements at or near the end of such short-term period that are not predictive of such asset’s performance for subsequent periods and (ii) changes to the Fund’s exposure may lag a significant change in an asset’s direction (up or down) if such changes first take effect at or near a weekend. Such lags between an asset’s performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

Management Risk. The Fund is actively-managed and may not meet its investment objectives based on the Adviser’s and the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Asset Allocation Risk. The Fund’s allocation among Underlying ETFs with various asset classes and investments may not produce the desired results.

Limited Holdings Risk. The Fund may invest in a single or small number of Underlying ETFs, which may result in increased volatility.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund, and the distribution to shareholders, of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. The Fund anticipates that its portfolio turnover could exceed 2,000% on an annual basis depending on market conditions. The Fund actively and frequently trades all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

ETF Risk. The market price of the shares of an Underlying ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances.

Underlying ETFs Risk. The Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the Underlying ETFs. Additionally, the market price of the shares of an Underlying ETF in which the Fund invests will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances. The Fund will incur higher and duplicative expenses because it invests in Underlying ETFs.

Bond Market Risk. These risks apply to the extent the Underlying ETFs hold fixed-income securities. Interest rate risk is the risk that interest rates may go up resulting in a decrease in the value of the securities held by the Underlying ETFs. Prepayment risk is the risk that the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Extension risk is the risk that rising interest rates could cause prepayments of the obligations to decrease. Maturity risk is the risk that the longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.

Government-Sponsored Entities Risk. The Fund invests in Underlying ETFs that hold securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

High-Yield Securities Risk. The fixed-income securities held by Underlying ETFs that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.

Market Capitalization Risk. These risks apply to the extent the Underlying ETFs in which the Fund invests hold securities of large- and small-capitalization companies.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes
●	Small- and Mid-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Tracking Risk. Although an Underlying ETF may seek to match positively or negatively the returns of an index, the Underlying ETF’s return may not match or achieve a high degree of correlation with the return of its applicable index.

Compounding Risk. As a result of mathematical compounding and because Underlying ETFs that seek to achieve returns that are a multiple of the target index often have a single day investment objective to track the performance of an index or a multiple thereof, the performance of an Underlying ETF for periods greater than a single day is likely to be either greater than or less than the index performance, before accounting for the Underlying ETF’s fees and expenses. Compounding will cause longer term results to vary from the return of the index, particularly during periods of higher index volatility.

Aggressive Investment Technique Risk. Some of the Underlying ETFs in which the Fund invests may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Because an Underlying ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed, it may result in losses exceeding the amounts invested.

Foreign Securities Risk. Investments in securities issued by foreign issuers involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and tax requirements and market practices, as well as fluctuations in foreign currencies. These risks are greater in emerging markets. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. Unexpected political, regulatory and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact global financial markets and the broader economy. Foreign conflicts have caused, and could continue to cause, significant market disruptions and volatility within specific market and globally.

Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Derivative Risk. Underlying ETFs may use derivative instruments, including swap agreements and futures contracts, which derive their value from the value of an underlying asset or index. Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Underlying ETFs may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Underlying ETFs may give rise to a form of leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Underlying ETFs to be more volatile. The use of leverage may also increase expenses and increase the impact of the Underlying ETF’s other risks. The use of leverage may cause the Underlying ETFs to liquidate portfolio positions to satisfy its obligations or to meet collateral segregation requirements or regulatory requirements when it may not be advantageous to liquidate such positions, resulting in increased volatility of returns. Certain of the Underlying ETF’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Underlying ETFs realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Underlying ETF’s after-tax returns.

Leverage Risk. Some Underlying ETFs may borrow money for leveraging. Interest expenses may exceed the income from the assets purchased with such borrowings. While the interest obligation resulting from borrowing will be fixed (although they may fluctuate with changing market rates of interest depending on the terms of the relevant agreement), the NAV per share of the Underlying ETF will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.

Short Sales Risk. Underlying ETFs may engage in short sales which could cause an Underlying ETF’s investment performance to suffer if it is required to close out a short position earlier than it had intended.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year-to-year. Figures shown in the bar chart are for the Fund’s Investor Class. Following the bar chart are the highest and lowest quarterly returns during the period shown in the bar chart for the Fund’s Investor Class. The performance table that follows shows the average annual returns over time compared with a broad-based securities market index and an index of mutual funds with similar strategies to the Fund.

The performance figures for Institutional Class and Investor Class shares of the Fund for periods prior to July 14, 2025 reflect the historical performance of the Institutional Class and Investor Class shares, respectively, of the ATAC Rotation Fund, a series of Managed Portfolio Series (the “Predecessor Fund”). The Fund has the same investment objective and principal investment strategies as the Predecessor Fund. On July 14, 2025, the Predecessor Fund reorganized into the Fund (the “Reorganization”). Prior to May 1, 2020, Pension Partners, LLC (the “Predecessor Adviser”) served as investment adviser to the Predecessor Fund. Michael Gayed, a portfolio manager for the Fund and a principal of the Sub-Adviser, has served as a portfolio manager of the Fund and the Predecessor Fund since its inception. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance is available on the Fund’s website at www.atacfunds.com or by calling 855-ATACFUND (855-282-2386).

Calendar Year Total Returns as of December 31:

80%
60%
40%
20%
0%
-20%
-40%
1.73%
8.57%
26.94%
-11.45%
7.73%
72.51%
-10.55%
-25.80%
2.10%
5.06%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	Worst Quarter
24.70% June 30, 2020	-18.65% June 30, 2022

Year to Date as of September 30, 2025
23.81%

Average Annual Total Returns for the periods ended December 31, 2024
	One Year	Five Years	Ten Years	Since Inception (9/10/2012)
Investor Class Shares
Return Before Taxes	5.06%	4.20%	5.09%	4.71%
Return After Taxes on Distributions	4.67%	3.14%	4.13%	3.69%
Return After Taxes on Distributions and Sale of Fund Shares	3.00%	2.97%	3.69%	3.35%
Institutional Class Shares(1)
Return Before Taxes	5.31%	4.45%	5.36%	4.97%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	14.30%
Lipper Flexible Portfolio Fund Index (reflects no deduction for fees, expenses or taxes)	8.18%	6.32%	6.33%	6.92%
(1)	Institutional Class shares of the Predecessor Fund commenced operations on March 26, 2018. Institutional Class returns shown prior to that date are the returns for the Investor Class of the Predecessor Fund adjusted for the expenses of the Institutional Class.

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Tidal Investments LLC is the Fund’s investment adviser.

Investment Sub-Adviser

Tactical Rotation Management, LLC is the Fund’s investment sub-adviser.

Portfolio Managers

Michael Gayed, CFA, is the Founder and Chief Investment Strategist of the Sub-Adviser. Mr. Gayed is responsible for the day-to-day management of the Fund. He has managed the Fund (and the Predecessor Fund) since its inception in 2012 as an LLC Member and employee of the Predecessor Adviser prior to May 2020, and with the Adviser from May 2020 through the Reorganization.

Michael Venuto, Chief Investment Officer at Tidal, is the co-Portfolio Manager for the Fund. He has served as co-Portfolio Manager since May 2020.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (ATAC Rotation Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252), by contacting the Fund by telephone at 855-ATACFUND (855-282-2386) or through a financial intermediary. You many also purchase or redeem Fund shares by wire transfer. The minimum initial and subsequent investment amounts for each share class are shown below.

	Minimum Initial Investment	Subsequent Minimum Investment
Institutional Class	$25,000	$100
Investor Class	$2,500	$100

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.